SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )


     FILED  BY  THE  REGISTRANT                           [X]

     FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT    [ ]

     CHECK  THE  APPROPRIATE  BOX:

     [ ]   PRELIMINARY  PROXY  STATEMENT

     [X]   DEFINITIVE  PROXY  STATEMENT

     [ ]   DEFINITIVE  ADDITIONAL  MATERIALS

     [ ]   SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12


                                NBT Bancorp Inc.
--------------------------------------------------------------------------------
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               Michael J. Chewens
--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):

     [X]   NO  FEE  REQUIRED

     [ ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1)
           AND 0-11.

     (1)     TITLE  OF  EACH  CLASS  OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     (2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

     (4)     PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

--------------------------------------------------------------------------------

     (5)     TOTAL  FEE  PAID:

--------------------------------------------------------------------------------

     [ ]     FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS

     [ ]     CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

     (1)     AMOUNT  PREVIOUSLY  PAID:

--------------------------------------------------------------------------------

     (2)     FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

--------------------------------------------------------------------------------

     (3)     FILING  PARTY:

--------------------------------------------------------------------------------

     (4)     DATE  FILED:

--------------------------------------------------------------------------------

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                            NORWICH, NEW YORK 13815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NBT Bancorp Inc. ("NBT"), will hold an annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 4, 2004 at 10:00 a.m. local time for the following purposes:

1.   To fix the size of the Board of Directors at sixteen;
2.   To elect five directors, each for a three year term; and
3. To transact such other business as may properly come before the NBT annual meeting.

We have fixed the close of business on March 15, 2004 as the record date for determining those stockholders of NBT entitled to vote at the NBT annual meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of and to vote at the NBT annual meeting.

By Order of the Board of Directors of NBT Bancorp Inc.


/s/  Daryl  R.  Forsythe
-----------------------------------------------------
Daryl R. Forsythe
Chairman and Chief Executive Officer


Norwich, New York
March 31, 2004


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE VIA THE TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET ADDRESS LISTED ON THE PROXY CARD. YOU MAY REVOKE ANY PROXY GIVEN IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                            NORWICH, NEW YORK 13815

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 4, 2004

This proxy statement and accompanying proxy card are being sent to the stockholders of NBT Bancorp Inc. ("NBT" or the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the annual meeting of stockholders. This proxy statement, together with the enclosed proxy card, is being mailed to stockholders on or about March 31, 2004.

WHEN AND WHERE THE NBT ANNUAL MEETING WILL BE HELD

We will hold our annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 4, 2004 at 10:00 a.m. local time.

WHAT WILL BE VOTED ON AT THE NBT ANNUAL MEETING

At our annual meeting, our stockholders will be asked to consider and vote upon the following proposals:

     -    To  fix  the  size  of  the  Board  of  Directors  at  sixteen;
     -    To  elect five  directors,  each  for  a  three  year  term;  and
     - To transact such other business as may properly come before the NBT annual meeting.

     We may take action on the above matters at our annual meeting on May 4, 2004, or on any later date to which the annual meeting is postponed or adjourned.
     We are unaware of other matters to be voted on at our annual meeting. If other matters do properly come before our annual meeting, including consideration of a motion to adjourn the annual meeting to another time and/or place for such purpose of soliciting additional proxies, we intend that the persons named in this proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Company's Board.

STOCKHOLDERS  ENTITLED  TO  VOTE

We have set March 15, 2004, as the record date to determine which of our stockholders will be entitled to vote at our annual meeting. Only those stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our annual meeting. As of March 15, 2004, there were 32,870,204 outstanding shares of our common stock. Each of our stockholders on the record date is entitled to one vote per share.

VOTE  REQUIRED  TO  APPROVE  THE  PROPOSAL

A plurality of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting will elect directors. This means that the five nominees who receive the most votes will be elected.
     The affirmative vote of a majority of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to approve the proposal to fix the number of directors at sixteen.
     Our Board urges our stockholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope or to vote by telephone or via the Internet. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will be counted in determining the number of shares represented and entitled to vote.

NUMBER OF SHARES THAT MUST BE REPRESENTED FOR A VOTE TO BE TAKEN

In order to have a quorum, a majority of the total voting power of our outstanding shares of common stock entitled to vote at our annual meeting must be represented at the annual meeting either in person or by proxy. Abstentions and broker non-votes


2                                              PROXY STATEMENT: NBT BANCORP INC.

are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

VOTING  YOUR  SHARES

Our Board is soliciting proxies from our stockholders. This will give you an opportunity to vote at our annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions.
     If you are a record holder and vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named agent may vote the shares represented by your proxy:

     -    FOR  fixing  the  number  of  directors  at  sixteen;  and
     -    FOR electing the five persons nominated by our Board as directors.

     If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you should receive instructions from that person or entity in order to have your shares of common stock voted. If you hold your common stock in your own name and not through a broker or other nominee, you may grant a proxy by dating, signing and mailing your proxy card or by voting by telephone or via the Internet. You may also cast your vote in person at the meeting.

MAIL. To grant your proxy by mail, please complete your proxy card and sign, date and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.

TELEPHONE. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock by telephone by dialing the toll-free telephone number 1-800-690-6903. Telephone voting is available 24 hours a day until 11:59 p.m. local time on May 3, 2004. Telephone voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote by telephone, you do not need to return your proxy card.

VIA THE INTERNET. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock electronically via the Internet at www.proxyvote.com. Internet voting is available 24 hours a day until 11:59 p.m. local time on May 3, 2004. Internet voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote via the Internet, you do not need to return your proxy card.

IN PERSON. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting.

Attendance at the annual meeting will not by itself be sufficient to vote your shares; you still must complete and submit a ballot at the annual meeting.

CHANGING  YOUR  VOTE

Any NBT stockholder of record giving a proxy may revoke the proxy at any time before the vote at the annual meeting in one or more of the following ways:

     - Delivering a written notice of revocation to the Chief Executive Officer of NBT bearing a later date than the proxy;

     -    Submitting a later dated proxy by mail, telephone or via the Internet;
          or

     - Appearing in person and submitting a later dated proxy or voting at the annual meeting. Attendance at the annual meeting will not by itself constitute a revocation of a proxy; to revoke your proxy, you must complete and submit a ballot at the annual meeting or submit a later dated proxy.

You should send any written notice of revocation or subsequent proxy to NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention: Chief Executive Officer, or hand deliver the notice of revocation or subsequent proxy to the Chief Executive Officer at or before the taking of the vote at the annual meeting. You may also revoke your proxy by telephone or via the Internet by giving a new proxy over the telephone or the Internet prior to 11:59 p.m. on May 3, 2004.

SOLICITATION  OF  PROXIES  AND  COSTS

We will bear our own costs of soliciting of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mail, we may solicit proxies from our stockholders by directors, Officers and employees acting on our behalf in person or by telephone, telegraph, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, Officers and employees in connection with the solicitation. You may direct any questions or requests for assistance regarding this proxy statement to Michael J. Chewens, Senior Executive Vice President of NBT, by telephone at (607) 337-6520 or by e-mail at mjchewens@nbtbci.com.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET USING THE TELEPHONE NUMBER OR THE INTERNET ADDRESS ON YOUR PROXY CARD.


3                                              PROXY STATEMENT: NBT BANCORP INC.

PROPOSAL 1
SIZE OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Our Bylaws provide for a Board consisting of a number of directors, not less than five nor more than twenty-five, as shall be designated by our stockholders as of each annual meeting. Our Board is presently comprised of sixteen members. The Board has proposed that the stockholders vote to fix the number of directors constituting the full Board at sixteen members.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR FIXING THE SIZE OF THE BOARD OF DIRECTORS AT SIXTEEN MEMBERS.


PROPOSAL  2
ELECTION  OF  DIRECTORS
--------------------------------------------------------------------------------

At the annual meeting, five directors will be elected to serve a three-year term and until the director's successor is elected and qualified or until the director's earlier death, resignation or removal. The Board currently consists of sixteen members and is divided into three classes. The term of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. Messrs. Forsythe, Gumble, Owens, Robinson, and Ms. Civil, whose terms expire at the 2004 annual meeting, have been nominated to stand for re-election at the 2004 annual meeting for terms expiring in 2007. As of February 23, 2004, Mr. Gene Goldenziel resigned from the Board of Directors of the Company to commit more time to his law practice.

     The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us FOR election of the following nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for those substitute nominees as our Board shall designate to replace those nominees who are unable to serve. Our Board currently believes that each nominee will stand for election and will serve if elected as a director. Assuming the presence of a quorum at the annual meeting, directors will be elected by a plurality of the votes cast by the shares of common stock entitled to vote at the annual meeting and present in person or represented by proxy. There are no cumulative voting rights in the election of directors. This means that the five nominees who receive the most votes will be elected. The names of the nominees for election for the term as shown, our continuing directors and certain information as to each of them are as follows:

                                                                                                     NUMBER OF
                                                                                                 COMMON SHARES
                                            PRINCIPAL OCCUPATION                                  BENEFICIALLY          PERCENT
                                            DURING PAST FIVE YEARS AND                   DIRECTOR        OWNED        OF SHARES
NAME                                   AGE  OTHER DIRECTORSHIPS                          SINCE     ON 12/31/03      OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------

NOMINEES WITH TERMS EXPIRING IN 2007:

Daryl R. Forsythe                       60  Chairman and CEO of NBT since                    1992       67,225(1)            *
                                              January 2004; Chairman of NBT Bank                      1,511(1)(a)            *
                                              since January 2004; Chairman, President                10,930(1)(b)            *
                                              and CEO of NBT from April 2001 to                          8,718(2)            *
                                              December 2003; Chairman and CEO                          228,171(4)            *
                                              of NBT Bank from September 1999 to
                                              December 2003; President and CEO
                                              of NBT and NBT Bank from January
                                              1995 to April 2001/September 1999
                                            Directorships:
                                              Security Mutual Life Ins. Co. of NY
                                              New York Bankers Association
                                              NBT Bank since 1988

William C. Gumble                       66  Retired attorney-at-law; County                  2000       99,393(1)            *
                                              Solicitor and District Attorney of Pike                    2,700(3)            *
                                              County, PA
                                            Directorships:
                                              Pennstar Bank since 1985


4                                                                                             PROXY STATEMENT: NBT BANCORP INC.

William L. Owens                        54  Partner, Harris Beach LLP, attorneys             1999        4,806(1)            *
                                            Directorships:                                               2,676(3)            *
                                              Champlain Enterprises, Inc.
                                              Prim Hall Enterprises
                                              Mediquest, Inc.
                                              Community Providers, Inc.
                                              Adirondack Digital Imaging Systems Inc.
                                              NBT Bank since 1995

Van Ness D. Robinson                    68  Chairman/Secretary-New York                      2001        2,472(1)            *
                                              Central Mutual Fire Insurance Co. (NYCM)                 888,471(d)         2.71%
                                            Directorships:                                               1,500(3)            *
                                              NYCM
                                              Basset Healthcare
                                              Bruce Hall Corporation
                                              Central National Bank since 1997

Patricia T. Civil                       54  Retired Managing Partner, Pricewaterhouse        2003        1,196(1)            *
                                             Coopers LLP
                                            Directorships:
                                              Rosamond Gifford Charitable Foundation
                                              Visiting Nurses Association of Central
                                              New York
                                              NBT Bank since 2003

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2006:

Andrew S. Kowalczyk, Jr.                68  Partner, Kowalczyk, Tolles & Deery, LLP,         1994        6,858(1)            *
                                            attorneys                                                    3,150(3)            *
                                            Directorships:
                                              Trenton Technology Inc.
                                              NBT Bank since 1994

John C. Mitchell                        53  President and CEO of I.L. Richer Co.             1994       19,326(1)            *
                                             (agri. business)                                            5,097(2)            *
                                            Directorships:                                               3,064(3)            *
                                              Preferred Mutual Ins. Co.                                164,041(c)            *
                                              New York Agricultural Development Corp.
                                              NBT Bank since 1993

Joseph G. Nasser                        46  Accountant, Nasser & Co.                         2000       35,946(1)            *
                                            Directorships:                                              11,449(2)            *
                                              Pennstar Bank since 1999                                   2,676(3)            *

Michael H. Hutcherson                   41  President, The Colonial Agency LLC               2002        1,243(1)            *
                                             (insurance services)                                        2,532(1)(a)         *
                                            Directorships:                                                 801(2)            *
                                              Central National Bank since 2002                             400(3)            *

Michael M. Murphy                       42  President & Owner, Red Line Towing Inc.          2002        3,108(1)            *
                                            Directorships:                                            1,095(1)(a)            *
                                              Pennstar Bank since 1999                                  38,601(2)            *
                                                                                                         1,300(3)            *

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2005:

Richard Chojnowski                      61  Electrical contractor (sole proprietorship)      2000        1,999(1)            *
                                            Directorships:                                             264,353(2)            *
                                              Pennstar Bank since 1994                                   2,700(3)            *

Dr. Peter B. Gregory                    68  Partner, Gatehouse Antiques                      1987      109,256(1)            *
                                            Directorships:                                           43,856(1)(a)            *
                                              NBT Bank since 1978                                        2,700(3)            *


5                                                                                             PROXY STATEMENT: NBT BANCORP INC.

Paul O. Stillman                        70  Chairman of Preferred Mutual Ins. Co. (c)        1986       27,359(1)            *
                                            Directorships:                                           11,500(1)(a)            *
                                              Preferred Mutual Ins. Co.                                  1,543(2)            *
                                              Leatherstocking Cooperative Ins. Co.                       2,700(3)            *
                                              NBT Bank since 1977                                      164,041(c)            *

Joseph A. Santangelo                    51  Administrator-Arkell Hall Foundation Inc.        2001        3,863(1)            *
                                            Directorships:                                               6,553(2)            *
                                              Central National Bank since 1991                           1,650(3)            *

Janet H. Ingraham                       66  Professional Volunteer                           2002        9,402(1)            *
                                            Directorships:                                              521(1)(a)            *
                                              Chase Memorial Nursing Home Corp.                            792(3)            *
                                              NBT Bank since 1996

Paul D. Horger                          66  Partner, Oliver, Price & Rhodes, attorneys       2002       11,775(1)            *
                                            Directorships:                                               1,300(3)            *
                                              Pennstar Bank since 1997
-------------------------------------------------------------------------------------------------------------------------------


6                                              PROXY STATEMENT: NBT BANCORP INC.

EXECUTIVE OFFICERS OF NBT BANCORP INC. OTHER THAN DIRECTORS WHO ARE OFFICERS:

                                                                                                      NUMBER OF
                                                                                                  COMMON SHARES
                                                                                                    BENEFICIALLY        PERCENT
                                                     PRESENT POSITION AND                                  OWNED      OF SHARES
NAME                                        AGE      PRINCIPAL POSITION DURING PAST FIVE YEARS       ON 12/31/03    OUTSTANDING
--------------------------------------  -----------  -------------------------------------------  --------------  -----------

Michael J. Chewens                              42   Senior Executive Vice President, Chief               565(1)            *
                                                       Financial Officer of NBT and                     5,970(1)(b)         *
                                                       NBT Bank since January                          84,091(4)            *
                                                       2002; EVP of same 1999-2001;
                                                       Secretary of NBT and NBT Bank
                                                       since December 2000;
                                                       Senior Vice President Risk Management,
                                                       1995-1999

Martin A. Dietrich                              48   President of NBT since January 2004;               8,332(1)            *
                                                       President and CEO of NBT Bank since                848(1)(a)         *
                                                       January 2004; President and Chief Operating     18,650(1)(b)         *
                                                       Officer of NBT Bank from September 1999          8,943(2)            *
                                                       to December 2003; Executive Vice President     145,451(4)            *
                                                       of Retail Banking 1998-1999                      7,000(e)            *

David E. Raven                                  41   President and Chief Operating Officer              8,359(1)            *
                                                       of Pennstar Bank Division since August           4,771(1)(b)         *
                                                       2000; Senior Vice President of Sales and        63,412(4)            *
                                                       Administration, September 1999-
                                                       August 2000; Retail Sales Manager
                                                       1996-1999
-----------------------------------------------------------------------------------------------------------------------------

As  of  December 31, 2003, all Directors and Executive Officers listed above as a group beneficially owned 2,480,670 or 7.57%
of  total  shares  outstanding,  including  shares  owned  by  spouses,  certain relatives and trusts, as to which beneficial ownership  may  be  disclaimed, and options exercisable within sixty days. Based on currently available Schedules 13D and 13G filed with the SEC, we do not know of any person who is the beneficial owner of more than 5% of our common stock.

NOTES:
(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers and includes shares held in the names of spouses, certain relatives and trusts as to which beneficial ownership may be disclaimed. These indirectly held shares total 61,863 for the spouses, minor children and trusts.
(b) In the case of officers and officers who are directors, shares of our stock held in NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan as of
     December  31,  2003  totaling  40,321  are  included.
(c) Preferred Mutual Insurance Company, of which Paul O. Stillman is Chairman and Director, and John C. Mitchell is a Director, owns 164,041 shares; Mr. Mitchell disclaims any beneficial ownership of these shares. Mr. Stillman disclaims any beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(d) New York Central Mutual Fire Insurance Company, of which Van Ness D. Robinson serves as Chairman/Secretary, owns 888,471 shares. Mr. Robinson disclaims any beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(e) Martin A. Dietrich has power of attorney for his mother, who owns 7,000 shares. Mr. Dietrich disclaims any beneficial ownership of these shares.
(1)  Sole  voting  and  investment  authority.
(2)  Shared  voting  and  investment  authority.
(3) Shares under option from the NBT 2001 Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, which are exercisable within sixty days of December 31, 2003.
(4) Shares under option from the NBT 1993 Stock Option Plan, which are exercisable within sixty days of December 31, 2003.
(*)  Less  than  1%

The Board of Directors unanimously recommends that stockholders vote FOR the election of all of its director nominees.


7                                              PROXY STATEMENT: NBT BANCORP INC.

DIRECTOR  INDEPENDENCE

Based on a review of the responses of the Directors to questions regarding employment and compensation history, affiliations and family and other relationships and on individual discussions with Directors, the full Board has determined that all Directors, excluding Mr. Forsythe, meet the standards of independence set forth by the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Directors on our Risk Management (audit) Committee meet the expanded independence requirements of audit committee members.

     The independent members of the Board meet on a quarterly basis in an executive session where non-independent Directors and Management are excused. John Mitchell, who serves as chairman of the Nominating and Corporate Governance Committee, currently chairs these executive sessions.

CODE  OF  ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, as well as each member of the Company's Board of Directors. The Code of Business Conduct and Ethics is available at the Company's website at www.nbtbancorp.com/corporategov.html.

BOARD POLICY REGARDING COMMUNICATIONS WITH THE BOARD

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Corporate Secretary, NBT Bancorp
Inc., 52 South Broad Street, Norwich, New York 13815. Any such communication must state the name of and the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate. At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available on request.

DIRECTOR ATTENDANCE AT BOARD MEETINGS AND ANNUAL MEETINGS

During fiscal 2003, NBT held five meetings of its Board. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served. In addition, Directors are expected to attend our Annual Shareholder Meetings. All Directors, with the exception of Director Michael Hutcherson, were in attendance at the 2003 Annual Meeting and we expect that all directors will be present at the 2004 Annual Meeting.

COMMITTEES OF THE BOARD

NBT has a number of standing committees, including a Nominating and Corporate Governance Committee, Risk Management Committee and Compensation and Benefits Committee. The Board has determined that all of the Directors who serve on these Committees are independent for purposes of Nasdaq Rule 4200 and that the members of the Risk Management Committee are also independent for purposes of section 10A(m)(3) of the Securities Exchange Act of 1934. A description of each of these committees follows:

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE:

Chairman: John C. Mitchell

Members:  Richard Chojnowski
          Gene E. Goldenziel
          Dr. Peter B. Gregory
          Paul D. Horger
          Michael H. Hutcherson
          Janet H. Ingraham
          Van Ness D. Robinson

     The Nominating and Corporate Governance Committee is responsible for determining the qualification of and nominating persons for election to the Board of Directors, including (if applicable) shareholder nominations that comply with the notice procedures set forth by SEC Regulation and the Company's Bylaws. The Committee also formulates our corporate governance guidelines and functions to insure a successful evolution of management at the senior level. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the NBT Bancorp website at www.nbtbancorp.com/corporategov.html. This Committee met three times in 2003.
     The Board of Directors believes that it should be comprised of Directors who possess the highest personal and professional ethics, integrity, and values, and who shall have demonstrated exceptional ability and judgment and who shall be most effective in representing the long-term interests of the shareholders.
     When considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee takes into account the candidate's qualifications, experience and independence from management. In addition, in accordance with the Company's Bylaws:


8                                              PROXY STATEMENT: NBT BANCORP INC.

     - Every director must be a citizen of the United States and have resided in the State of New York, or within two hundred miles of the principal office of the company, for at least one-year immediately preceding the election;
     - Each director must own $1,000 aggregate book value of the Company's common stock; and
     - No person shall be eligible for election or re-election as a director if they shall have attained the age of 70 years.

     When seeking candidates for Director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent Directors, Management or others. The Committee also has the authority to retain any search firm to assist in the identification of Director candidates. The Committee will review the qualifications and experience of each candidate. If the Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate's election.
     The Company's Bylaws also permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the President of NBT. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of NBT within 10 days following the day on which public disclosure of the date of any annual meeting called for the election of directors is first given. The Nominating and Corporate Governance Committee will consider candidates for Director suggested by stockholders applying the criteria for candidates described above and considering the additional information required by Article III, Section 3 of the Company's Bylaws, which must be set forth in a shareholder's notice of nomination. Article III, Section 3 of the Company's Bylaws requires that the notice include: (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name of such person and (ii) the principal occupation or employment of such person; and
(b) as to the shareholder giving notice (i) the name and address of such shareholder (ii) the number of shares of the Company that will be voted for the proposed nominee by such shareholder (including shares to be voted by proxy) and
(iii) the number of shares of the Company which are beneficially owned by such shareholder.

RISK MANAGEMENT COMMITTEE:
Chairman:  Joseph G. Nasser

Members:   Richard Chojnowski
           Patricia T. Civil
           William C. Gumble
           Janet H. Ingraham
           John C. Mitchell
           Van Ness D. Robinson
           Joseph A. Santangelo
           Paul O. Stillman

     The Risk Management Committee, our audit committee, represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. This Committee met four times in 2003. Responsibilities and duties of this Committee are discussed more fully in the section titled Risk Management Committee Report and in the Committee's charter, which is included as Appendix A.

COMPENSATION AND BENEFITS COMMITTEE:
Chairman:  Andrew S. Kowalczyk, Jr.

Members:   Patricia T. Civil
           William C. Gumble
           Michael M. Murphy
           Joseph G. Nasser
           William L. Owens
           Joseph A. Santangelo
           Paul O. Stillman

     This Committee has the responsibility of reviewing the salaries and other forms of compensation of the key executive personnel of NBT and our subsidiaries. The Committee administers our pension plan, 401(k) and employee stock ownership plan, the directors' and officers' stock option plans, as well as the restricted, deferred and performance share stock plans. This Committee met two times in 2003.

SECTION 16(a) BENECIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors and Executive Officers must, under Section 16(a) of the Securities Exchange Act of 1934, file certain reports of their initial ownership of our common stock and of changes in beneficial ownership of our securities. Based on a review of reports submitted to NBT, the Company believes that during the fiscal year ended December 31, 2003 all Section 16(a) ling requirements applicable to NBT's Directors and Executive Officers were complied with on a timely basis, except for two Form 4's for Mr. Gumble, covering one transaction each, and one Form 4 for Mr. Mitchell, covering one transaction.

COMPENSATION OF DIRECTORS AND OFFICERS

BOARD OF DIRECTORS' FEES. Members of our Board receive an annual retainer in the amount of $9,000, which shall be payable in the form of restricted stock, pursuant to the Non-Employee Directors' Restricted and Deferred Stock Plan (the "Directors' Plan" ). Under the Directors' Plan, restricted stock will vest over a three-year period. In 2004 members of our Board also received an annualized grant of 400 shares of deferred stock, pursuant to the Directors' Plan. Deferred stock vests when an individual ceases to be a member of the Board. Directors


9                                              PROXY STATEMENT: NBT BANCORP INC.

receive $900 in cash for each Board meeting attended. Our Board members also receive $600 in cash for each committee meeting attended ($900 additional compensation for special meetings held or meetings held at the request of Management). Chairmen of the committees receive $900 in cash for each committee meeting attended. Our officers who are also directors do not receive any Board fees. Under the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, we annually grant each of our non-employee directors an option to purchase shares of our common stock at the fair market value per share on the date of the grant. The number of shares granted equals 1,000 multiplied by the number of NBT Bancorp Board meetings attended in the prior year and divided by the number of NBT Bancorp Board meetings held in the prior year. We also provided health insurance for one director of NBT under an agreement honored from the Pioneer American Holding Company acquisition. In
2003, the premium for Mr. Gene E. Goldenziel's insurance coverage totaled $5,209. This agreement ended July 31, 2003. We also provide an annual cash payment of $207 to Dr. Peter B. Gregory in lieu of a life insurance premium that was paid from an acquired financial institution.


SUMMARY COMPENSATION
----------------------------------------------------------------------------------------------------------------------
                                                                            LONG TERM COMPENSATION
                                               ANNUAL  COMPENSATION         ----------------------
                                         -----------------------------------      AWARDS
                                                                              SECURITIES
                                                                 OTHER ANNUAL UNDERLYING      LTIP          ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR   SALARY   BONUS (1)   COMPENSATION (2)   OPTIONS   PAYOUTS   COMPENSATION (3)
----------------------------------------------------------------------------------------------------------------------
Daryl R. Forsythe,                2003  $425,000  $  255,000                       36,375  $      0  $         130,788
Chairman and Chief                2002   375,000     225,000                       52,300         0            113,990
Executive Officer of NBT          2001   350,000     140,625                       54,500         0             87,810

Michael J. Chewens,               2003  $232,000  $  129,920                       19,875  $      0  $          54,460
Senior Executive Vice President,  2002   214,500     120,120                       29,900         0             52,705
Chief Financial Officer           2001   206,000      49,871                       25,600         0             40,870
and Secretary of NBT and
NBT Bank

Martin A. Dietrich,               2003  $281,000  $  157,360                       24,000  $      0  $          58,532
President of NBT, President       2002   260,000     145,600                       36,200         0             57,033
and Chief Executive Officer       2001   253,365      91,650                       43,246         0             42,500
of NBT Bank

David E. Raven,                   2003  $216,000  $  120,960                       18,450  $      0  $          22,560
President and Chief               2002   200,000     112,000                       27,900         0             20,930
Operating Officer of              2001   189,154      46,500  $          54,586    22,400         0             13,600
Pennstar Bank Division
----------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Represents bonuses under our Executive Incentive Compensation Plan earned in the specified year and paid in January of the following year for 2002 and 2003. In 2001 a discretionary amount was paid in lieu of a bonus.

(2)  Moving  costs  for  Mr.  Raven  in  2001  totaling  $54,586.

(3) NBT contributions to its defined benefit pension plan were $87,000 in 2003 and in 2002, and $73,950 in 2001 for Mr. Forsythe; $38,000 in 2003 and in 2002, and $32,300 in 2001 for Mr. Chewens; $44,000 in 2003 and in 2002, and
     $37,400  in  2001  for  Mr.  Dietrich; and $10,000 in 2003 and in 2002, and
     $8,500  in  2001  for  Mr.  Raven.

     This column also reflects NBT contributions to NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan ("401(k)/ESOP"), employer matching contributions for Messrs. Forsythe, Chewens, Dietrich and Raven were $6,000 in 2003 and 2002, and $5,100 in 2001. Discretionary contributions to the 401(k)/ESOP were made in the amounts of $13,000 in 2003 and $10,312 in 2002 for Mr. Forsythe; $7,042 in 2003 and $5,287 in 2002 for Mr. Chewens; $8,532 in 2003 and $7,033 in 2002 for Mr. Dietrich; and $6,560 in 2003 and $4,930
     in  2002  for Mr. Raven. A discretionary contribution was not made in 2001.

     Also included in this column are costs to the Corporation for disability plan agreements and split-dollar life insurance plans. For Mr. Forsythe, these costs were $11,702 in 2003, $10,678 in 2002, and $8,760 in 2001. For
     Mr. Chewens these costs were $3,418 in 2003 and in 2002, and $3,470 in 2001.

     In addition, included in this column are the annual premiums paid to provide Long Term Care Insurance for the benefit of Mr. Forsythe and his spouse, which were $6,433 and $6,653 respectively in 2003.


10                                             PROXY STATEMENT: NBT BANCORP INC.

OPTION  GRANTS  INFORMATION

The following table presents information concerning grants of stock options made during 2003 to each of the named Executive Officers. The potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock. There can be no assurance that the potential realizable values shown in this table will be achieved. SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants in Last Fiscal Year

                                                     INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE VALUE AT ASSUMED
                                         -------------------------------------                       ANNUAL RATES OF STOCK PRICE
                       # OF SECURITIES     % OF TOTAL OPTIONS                                     APPRECIATION FOR OPTION TERM(2)
                            UNDERLYING    GRANTED TO EMPLOYEES       EXERCISE                     -------------------------------
NAME                 OPTIONS GRANTED(1)         IN FISCAL YEAR    PRICE ($/SH)     EXPIRATION DATE         5%               10%
---------------------------------------------------------------------------------------------------------------------------------
Daryl R. Forsythe             36,375(a)                   9.8%  $     17.5380  January 2013     $        401,200   $   1,016,720
Daryl R. Forsythe              4,000(b)                   1.1%        20.0558  August 2013                50,452         127,855
Daryl R. Forsythe              5,200(b)                   1.4%        19.7917  August 2013                64,724         164,023
Daryl R. Forsythe             11,700(b)                   3.2%        19.8125  August 2013               145,782         369,439
Daryl R. Forsythe              6,050(b)                   1.6%        19.7925  August 2013                75,307         190,842
                              ---------                 -----                                   ----------------   --------------
  Total                       63,325                     17.1%                                  $        737,464   $   1,868,879
Michael J. Chewens            19,875(a)                   5.4%  $     17.5380  January 2013     $        219,212   $     555,527
Martin A. Dietrich            24,000(a)                   6.5%        17.5380  January 2013              264,709         670,825
David E. Raven                18,450(a)                   5.0%        17.5380  January 2013              203,495         515,697
---------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1) Nonqualified options have been granted at fair market value at the date of grant.

(2) The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term, at the specified annualized rates. The assumed growth rates in price in our stock are not necessarily indicative of actual performance that may be expected. The amounts exclude any execution costs by the executive to exercise such options.

(a) Options vest 40% after one year from grant date; an additional 20% vest each following year.

(b) "Reload" options (defined in the NBT 1993 Stock Option Plan) vest in full two years after the date of grant.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

The following table presents information concerning the exercise of stock options during 2003 by each of the named Executive Officers and the value at December 31, 2003, of unexercised options that are exercisable within sixty days of December 31, 2003. Unexercised In the Money Options values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. All in formation has been adjusted for stock dividends and splits. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise. There can be no assurance that these values will be realized.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED   IN THE MONEY OPTIONS
                                                           OPTIONS AT FY END          AT FY END(2)
                    SHARES ACQUIRED                           EXERCISABLE/            EXERCISABLE/
NAME                  ON EXERCISE    VALUE REALIZED(1)       UNEXERCISABLE           UNEXERCISABLE
-------------------------------------------------------------------------------------------------------
Daryl R. Forsythe           119,090  $        1,095,214          228,171/80,596  $    1,020,988/335,236
Michael J. Chewens           16,731             131,064           84,091/29,005         430,196/158,870
Martin A. Dietrich                -                   -          145,451/36,662         805,676/200,713
David E. Raven                    -                   -           63,412/26,711         335,953/146,425
-------------------------------------------------------------------------------------------------------

NOTES:

(1) Represents difference between the fair market value on the date of exercise of the securities underlying the options and the exercise price of the options.

(2) Represents difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2003.


11                                             PROXY STATEMENT: NBT BANCORP INC.

PENSION  PLAN

Our executives participate in the NBT Bancorp Inc. Defined Benefit Pension Plan. This plan is a noncontributory, tax-qualified defined benefit pension plan. Eligible employees are those who have attained age 21 and have completed one year of service in which the employee worked at least 1,000 hours. The plan provides for 100% vesting after five years of qualified service. Prior to the amendment and restatement of the plan effective January 1, 2000, the plan had received a determination from the Internal Revenue Service that the plan was qualified under Section 401(a) of the Internal Revenue Code. The plan, as amended and restated effective January 1, 2000, was submitted in 2001 to the Internal Revenue Service for determination. The plan was converted to a defined benefit plan with a cash balance feature, effective January 1, 2000. Prior to that date, the plan was a traditional defined benefit pension plan.

     Under a cash balance plan such as our plan, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump sum amount in that hypothetical account. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant's account balance under the cash balance plan. However, participants may elect, with the consent of their spouses if they are married, to have the benefits distributed as a lump sum rather than an annuity. Benefits under the plan for 2003 are computed using a cash balance methodology for people who converted (as described hereafter) that provides for pay-based credits to the participants' hypothetical accounts equal to 5 to 43.5 percent (depending on age and other factors) on the first $200,000 of annual eligible compensation. Eligible compensation under the plan is defined as fixed basic annual salary or wages, commissions, overtime, cash bonuses, and any amount contributed by us at the direction of the participant pursuant to a salary reduction agreement and excludible from the participant's gross income under the Internal Revenue Code, but excluding any other form of remuneration, regardless of the manner calculated or paid, such as amounts realized from the exercise of stock options, severance pay or our cost for any public or private benefit plan, including this pension plan. In addition to the pay-based service credits, monthly interest credits are made to the participant's account balance based on the average annual yield on 30-year U.S. Treasury securities for the November of the prior year. Each active participant in the pension plan as of January 1, 2000 was given a one-time irrevocable election to continue participating in the traditional defined benefit plan design or to begin participating in the new cash balance plan design. All employees who became participants after January 1, 2000 automatically participated in the cash balance plan design. Each of our executives chose to participate in the cash balance plan design.

     The following table shows the estimated annual accrued benefits at December 31, 2003 payable as Life annuities with Five Years Certain upon retirement at normal retirement age ("NRA") for each of the named executives.

EXECUTIVE                                                 ANNUITY BENEFIT AT NRA
--------------------------------------------------------------------------------
Mr. Forsythe                                                            $ 45,403
Mr. Chewens                                                             $ 48,631
Mr. Dietrich                                                            $ 59,673
Mr. Raven                                                               $ 15,567
--------------------------------------------------------------------------------

     Pension benefits under the plan are not subject to reduction for social security benefits or other offset amounts. Section 415 of the Internal Revenue Code places certain limitations on pension benefits that may be paid from the trusts of tax-qualified plans, such as the plan. Because of these limitations and in order to provide certain executives with adequate retirement income, we have entered into supplemental retirement agreements which provide retirement benefits to the named executives in the manner discussed below. It should be noted that where applicable the amounts payable under the supplemental retirement agreements, as discussed in the following section, are offset by payments made under our pension plan, the annuitized employer portion of our 401(k)/ESOP and social security.

SUPPLEMENTAL RETIREMENT AGREEMENTS AND PLAN

We have entered into an agreement with Mr. Forsythe to provide him with supplemental retirement benefits, revised most recently on January 28, 2002 (the "SERP"). The SERP provides that Mr. Forsythe's annual benefit at normal retirement, including (a) the annual benefit payable to Mr. Forsythe under our pension plan, (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than Mr. Forsythe's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, (c) his social security benefit, and (d) the SERP, will be equal to 75% of Mr. Forsythe's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals without regard to any Internal Revenue Code limitations on compensation applicable to tax-qualified plans). Additionally, Mr. Forsythe and his spouse will continue to receive medical benefits (including medical, dental and vision care) until his death. Reduced amounts will be payable under the SERP in the event Mr. Forsythe takes early retirement. If Mr. Forsythe becomes disabled before he attains age 62, he will be treated for purposes of the SERP as if he had continued to be employed by NBT Bank until he reached age 62, and then retired. If Mr. Forsythe dies, his spouse will be entitled to an annual benefit for life equal to 50% of the benefit payable to Mr. Forsythe and, if such death occurs before he retires, as if he had retired and begun receiving


12                                             PROXY STATEMENT: NBT BANCORP INC.

his benefit before he died. Except in the case of early retirement, disability or death, payment of benefits will commence upon the first day of the month after Mr. Forsythe attains age 65. Assuming a retirement age of 65, satisfaction of applicable SERP conditions, that he is currently 65, and that his 2003 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Forsythe would be $487,500. The SERP will at all times be unfunded except that, in the event of a change in control, NBT will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

     We have also adopted a Supplemental Executive Retirement Plan in which Messrs. Chewens and Dietrich participate. Messrs. Chewens and Dietrich's agreements pursuant to the SERP provide each executive with an annual supplemental benefit at normal retirement, including (a) the annual benefit payable to the executive under our pension plan (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement
(c) his social security benefit and (d) the SERP, will be equal to the greater of (1) 50% of the executive's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans) or (2) the sum of the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code plus the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan. Reduced amounts will be payable under the SERP in the event Mr. Chewens or Mr. Dietrich takes early retirement. If Mr. Chewens or Mr. Dietrich dies leaving a surviving spouse, his spouse will be entitled to an annual benefit for life equal to the annual survivor annuity benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal
Revenue Code, reduced by the surviving spouse benefit actually payable under such plan, plus a lump sum amount equal to contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code, reduced by the amounts actually contributed to our 401(k)/ESOP, plus the earnings on such net amount. If the executive dies after attaining age 60 and after he has retired, but before payment of benefits has commenced, the surviving spouse will receive an annual benefit equal to the excess, if any, of
(1) the monthly amount the surviving spouse is entitled to under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code, over (2) the monthly amount actually payable to the surviving spouse under our pension plan plus the monthly amount that is the actuarial equivalent of any supplemental retirement benefit payable to the surviving spouse. Except in the case of early retirement or death, payment of benefits will commence upon the first day of the month after Mr. Chewens or Mr. Dietrich attains age 62. Assuming a retirement age of 62, satisfaction of applicable SERP conditions, that he is currently 62, and that his 2003 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Messrs. Chewens and Dietrich would be $176,060 and $213,300, respectively. The SERPs for both Mr. Chewens and Mr. Dietrich will at all times be unfunded except that, in the event of a change in control, NBT will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

EMPLOYMENT  AGREEMENTS

We have entered into employment agreements with Messrs. Forsythe, Dietrich, Chewens and Raven. Under Mr. Forsythe's agreement, he will serve as Chairman, President and Chief Executive Officer of NBT until December 31, 2003 and as Chairman and CEO until December 31, 2005, at which time he will retire as an active employee. Commencing January 1, 2006 and continuing for as long as Mr. Forsythe is a member of the Board of Directors, he agrees to serve as Chairman of NBT. Under Mr. Dietrich's agreement, he will serve as the President and Chief Operating Officer of NBT Bank until December 31, 2003, as President and Chief
Executive Officer of NBT Bank and as President of NBT from January 1, 2004 to December 31, 2005, and then as President and Chief Executive Officer of NBT and NBT Bank as of January 1, 2006. Further, Mr. Dietrich will continue to serve as a director of NBT Bank and, as of January 1, 2005, will be appointed a director of NBT. Mr. Chewens' agreement provides that he will serve as a Senior Executive Vice President and Chief Financial Officer of our Company and NBT Bank. Mr. Raven's agreement provides that he will serve as the President and Chief Operating Officer of our Pennstar Bank division. The termination of these agreements will occur upon the earlier of the executive's death, disability, discharge, resignation, or a given date. For Mr. Dietrich, the agreement will terminate no later than August 2, 2008. For Messrs. Chewens and Raven, this termination date is January 1, 2007, with each agreement providing for automatic


13                                             PROXY STATEMENT: NBT BANCORP INC.

one-year extensions occurring annually each January 1. Mr. Forsythe's agreement does not have a set termination date, but will terminate if he is no longer a director of NBT. Mr. Forsythe's annual salary under his agreement was $425,000 in 2003 and will be $450,000 in 2004. Mr. Dietrich's salary was $281,000 in 2003 and may not be less than $310,000 during 2004. Mr. Chewens' salary in 2004 is $251,500, and his agreement provides for minimum increases of 8 percent per annum. Mr. Raven's annual salary in 2004 is $234,000 and his agreement also provides for minimum increases of 8 percent per annum.

     In addition to base salary, all four executives are eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with the compensation policies. The agreements also grant each executive a right to stock options to be granted to him annually, pursuant to the 1993 Stock Option Plan, as amended, or any appropriate successor plan, computed using a formula approved by NBT that is commensurate with his title and salary grade. Mr. Forsythe only has the right to receive stock options under this plan until December 31, 2005. In addition, each executive is entitled to participate in the Performance Share Plan commensurate with his title and salary grade. Mr. Forsythe will be eligible to receive a payout from any Performance Share Plan in effect as of December 31, 2005 as if he were employed for the duration of any current plans. Under each agreement, the executive is also entitled to paid vacation time and sick leave commensurate with his title and salary grade, in accordance with the Company's policy. Mr. Forsythe is entitled to no less than five weeks of paid vacation and Messrs. Dietrich, Chewens and Raven are each entitled to four weeks of paid vacation. Each executive will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans.

     Upon termination of his respective agreement, Messrs. Forsythe, Dietrich, Chewens and Raven are each entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, and the cash equivalent of his accrued annual vacation and sick leave. If the executive's employment is terminated by us other than for "cause" (as defined in the agreements), or by the executive for "good reason" (as defined in the agreements) or, in the case of Mr. Forsythe only, as a result of the executive's inability to perform his duties as a result of a physical or mental disability for a period of at least 180 days, the executive will continue to receive their base salary in a manner consistent with our normal payroll practices for a certain period. Mr. Forsythe would continue to receive such payments until the later of August 2, 2006 or one year after termination of employment. For Mr. Dietrich, these payments would be made until August 2, 2006. For Messrs. Chewens and Raven, the payments would continue until the later of January 1, 2007, the date to which the term of employment under the agreement was automatically extended (see above), or two years after termination of employment. Messrs. Dietrich, Chewens and Raven will also receive a relocation payment if the executive relocates within 18 months after termination of employment from the Norwich, Binghamton or Scranton area, respectively. Each executive has also agreed that for one year after the termination of his agreement, he will not directly or indirectly compete with the Company or NBT Bank. If any of the executives are terminated due to a change of control covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

CHANGE  IN  CONTROL  AGREEMENTS

We  have  entered  into  a  change  in  control  agreement  with each of Messrs.
Forsythe, Chewens, Dietrich and Raven most recently on July 23, 2001. The agreements for Messrs. Forsythe, Chewens, Dietrich and Raven provide in general that, in the event there is a change in control of us or NBT Bank and further, if within 24 months from the date of such change in control, Mr. Forsythe's, Chewens', Dietrich's or Raven's respective employment with us or NBT Bank is terminated without cause (as defined in the agreement) or by the executive with good reason (as defined in the agreement), or if within 12 months of such change in control, the executive resigns, irrespective of the existence of good reason, Messrs. Forsythe, Chewens, Dietrich or Raven will be entitled to receive 2.99 times the greater of (1) the sum of his annualized salary for the calendar year in which the change in control occurs, the maximum target bonus that could have been paid to him for such year if all applicable targets and objectives had been achieved, or if no formal bonus program is in effect, the largest bonus amount paid to him during any of the three preceding calendar years, his income from the exercise of nonqualified stock options during such year and other annualized amounts that constitute taxable income for such year, without consideration for salary reduction amounts that are excludible from taxable income or (2) his average annual compensation includible in his gross income for federal income tax purposes for the three years immediately preceding the year in which the change in control occurs, including base salary, bonus and ordinary income recognized with respect to stock options and other annualized amounts that constitute taxable income for such year, without reduction for salary reduction amounts that are excludible from taxable income. The executive will also receive a gross-up payment to compensate for the imposition of any excise taxes under section 4999 of the Internal Revenue Code. Moreover, if the executive's employment with us or NBT Bank is terminated without cause or by the executive with good reason within 24 months of such change in control, or if the executive resigns within 12 months of such change in control irrespective of the existence of good reason, the executive and his spouse and family, if applicable, will


14                                             PROXY STATEMENT: NBT BANCORP INC.

continue to receive the continued benefit for three years after the executive's date of termination, or such longer period as is provided in the appropriate plan, of all non-cash employee benefit plans, programs, or arrangements (including pension and retirement plans and arrangements, stock option plans, life insurance and health and accident plans and arrangements, medical insurance plans, disability plans, and vacation plans) in which the executive was entitled to participate immediately prior to the executive's date of termination, as in effect at the date of termination, so long as such continued participation is allowed under the applicable plans, programs, and arrangements. However, if the executive becomes eligible to participate in a benefit plan, program, or arrangement of another employer which confers substantially similar benefits upon the executive, the executive will cease to receive the benefits in respect to our plan, program, or arrangement. In the event that the executive's participation in any such plan, program, or arrangement is barred, we or NBT Bank will arrange to provide the executive with benefits substantially similar to those which the executive is entitled to receive under such plans, programs and arrangements or alternatively, pay an amount equal to the reasonable value of substantially similar benefits. In addition, each executive's benefit under any SERP shall be fully vested and his benefit thereunder will be determined as if his employment had continued for three additional years (or such lesser period after which the maximum benefit is attained), at an annual compensation equal to the amount determined for purposes of calculating his severance amount. Moreover, under certain circumstances we or NBT Bank or the acquiring entity will provide the executive with health coverage for the maximum period after termination of employment for which COBRA continuation coverage is available. The agreements are effective until December 31, 2004, and will automatically renew for one additional year each December 31 unless notice is given 90 days prior to the expiration of the current term. However, if a change in control occurs during the term of the agreement, it will be automatically extended for 24 months from the date of such a change in control.

OTHER  EMPLOYMENT  BENEFITS

The Corporation and Mr. Forsythe have entered into a wage continuation plan effective August 1, 1995, which provides that in the event Mr. Forsythe is disabled as a result of sickness or injury, he will receive 100% of his regular wages for the first three months of disability, subject to any deduction for social security or other offset amounts. If the disability extends beyond three months, Mr. Forsythe will receive payments of $10,000 per month, until age 65, under an individual supplemental insurance policy. The annual cost of the policy for Mr. Forsythe is reflected in the Summary Compensation Table above. Mr. Chewens will receive 100% of his regular wages for the first nine weeks, and NYS Statutory Disability benefits for the maximum combined period of 26 weeks subject to deductions, if any, for social security or other offset amounts. In addition, if the disability extends beyond three months Mr. Chewens will receive payments of $3,750 per month, until age 65, under an individual supplemental disability policy. Beginning after six months of disability, Mr. Chewens will receive additional payments of $10,000 per month, until age 65, under the group term disability program. The annual cost of the individual policy for Mr. Chewens is re-elected in the Summary Compensation Table above.

     We have entered into an agreement to provide Long Term Care Insurance for the benefit of Mr. Forsythe and his spouse, effective February 1, 2003. These policies provide a daily benefit for nursing home care, home health care and other benefits as stipulated in the contracts. The premiums for this program are structured to be no longer due after 10 years. The annual premiums for Mr. Forsythe and his spouse are $6,433 and $6,653 respectively.

     Mr. Forsythe and NBT Bank have entered into a death benefits agreement and a split-dollar agreement, which were amended most recently on January 28, 2002. Under the death benefits agreement, a split-dollar life insurance policy has been taken out by NBT Bank on Mr. Forsythe's life in the face amount of $800,000. Upon Mr. Forsythe's death, his named beneficiary will receive $600,000 from the policy's proceeds, while NBT Bank will receive the remainder of the policy's proceeds. Under the split-dollar agreement, NBT Bank has taken out a life insurance policy on Mr. Forsythe's life in the amount of $1,500,000. Upon Mr. Forsythe's death, his named beneficiary will receive $1,000,000 from the policy's proceeds, while NBT Bank will receive the remainder of the policy's proceeds. Upon termination of either the death benefits agreement or the split-dollar agreement, which occurs after Mr. Forsythe has terminated employment and ceased to be Chairman of the NBT Board, Mr. Forsythe is required to transfer all of his right, title, and interest in the policy to us. As owner of the policies, NBT Bank retains discretion as to the disposition of the policy. NBT Bank pays the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe and is reflected in the Summary Compensation Table above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2003, the following directors served as members of our Compensation and Benefits Committee: Andrew S. Kowalczyk, Jr., Patricia T. Civil, William C. Gumble, Michael M. Murphy, Joseph G. Nasser, William L. Owens, Joseph A. Santangelo, and Paul O. Stillman. The law firm of Kowalczyk, Tolles & Deery, LLP, of which Director Andrew S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2003. We paid $109,427 in fees for services received from this firm. The law firm of Harris Beach LLP, of which Director William L. Owens is a partner, also provided legal services to us in 2003. The


15                                             PROXY STATEMENT: NBT BANCORP INC.

amounts paid to this entity was less than the established reporting threshold. From time to time, NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Benefits Committee of the Board of Directors is comprised of non-employee directors meeting the applicable standards for independence. The primary responsibility of the Compensation and Benefits Committee is to design, implement, and administer all facets of our compensation and benefits programs for all employees (including Executive Officer salaries, bonuses and certain other forms of compensation). The Committee also administers our pension plan, 401(k) and employee stock ownership plan ("ESOP"), the directors' and Officers' stock option plans, as well as the restricted, deferred and performance share stock plans. The Committee presents its actions to our Board for approval.

     The Committee annually retains an independent compensation consultant, to help ensure that the total compensation is reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The Compensation Committee has also sought the advice of that consultant in connection with the grant of stock options. Set forth below is a report addressing NBT's compensation policies for 2003 as they affected NBT's Executive Officers.

COMPENSATION  POLICIES  FOR  EXECUTIVE  OFFICERS

NBT's Executive Compensation Policies are designed to provide competitive levels of compensation, to assist NBT in attracting and retaining qualified executives and to encourage superior performance. In determining levels of Executive Officers' overall compensation, the Compensation Committee considers the qualifications and experience of the executives, the size of the Company and the complexity of its operations, the financial condition, including recurring income, of the Company, the compensation paid to other persons employed by the Company and the compensation paid to persons having similar duties and responsibilities in comparable financial institutions. Compensation paid or awarded to NBT's Executive Officers in 2003 consisted of the following components: base salary, variable compensation and other.

BASE SALARY. The Compensation Committee reviews executive base salaries annually. Base salary is intended to signal the internal value of the position and to track with the external marketplace. All current Executive Officers presently serve pursuant to employment agreements that provide for a minimum base salary that may not be reduced without the consent of the Executive Officer. In establishing the fiscal 2003 salary for each Executive Officer, the Compensation Committee considered the Officer's responsibilities, qualifications and experience, the size of the Company and the complexity of its operations, the financial condition of the Company (based on levels of recurring income, asset quality and capital), and compensation paid to persons having similar duties and responsibilities in comparable financial institutions.

VARIABLE COMPENSATION. Variable compensation consists of annual cash incentives in the form of our Executive Incentive Compensation Plan ("EICP") and stock option grants.

     The Committee designed the current EICP that links payout with stockholder interests. The Committee reviews the EICP annually. The Compensation Committee establishes corporate performance objectives at the beginning of each year. For 2003, the primary corporate financial performance objective was based on the Company attaining a certain target Earnings Per Share ("EPS") level. EPS levels below the target level result in no EICP payment being made. EPS levels exceeding the target by specified percentages may result in increasing EICP payments based on a four-tiered structure. In 2003, the named executives, including Mr. Forsythe were eligible to receive an EICP payment based on NBT's reported EPS. The Committee may, at their discretion, modify or interpret the plan from time to time, to negate the effects of certain non-recurring increases or decreases in the EPS level. For example in 2002, the favorable effect on EPS attributed to the adoption of a new FASB pronouncement was not considered, in determining the payments.

     The purpose of NBT's non-qualified stock option plan is to provide an additional incentive to certain NBT Officers to work to maximize stockholder value. Stock options vest 40% after one year and in equal increments over the next three years. This approach is designed to act as a retention device for key employees and to encourage employees to take into account the long-term interests of NBT. The guidelines used in 2003 by the Compensation Committee in making the stock option grants to Mr. Forsythe and other named Executive
Officers of NBT took into account the duties and responsibilities of the individuals and the advice of our independent compensation consultant. In January 2003, the named executives received options to purchase an aggregate of 98,700 shares of common stock at exercise prices equal to the fair market value on the respective date of grant. In January 2004, the CEO and named executives received options to purchase an aggregate of 84,601 shares of common stock at


16                                             PROXY STATEMENT: NBT BANCORP INC.

exercise prices equal to the fair market value on the respective date of grant. The reduction in option shares is primarily the result of the increase of the share price of the Company's stock at the grant date as compared to last year's share price.

OTHER. In addition to the compensation paid to Executive Officers as described above, Executive Officers received, along with and on the same terms as other employees, certain benefits pursuant to our 401(k)/ESOP. All of our named executives were eligible to participate in the 401(k)/ESOP and were 100% vested during 2003. The 401(k)/ESOP Plan provides that an eligible employee may elect to defer up to the Internal Revenue Code Section 402(g) limit, of his or her salary for retirement (subject to a maximum limitation for 2004 of $13,000 and 2003 of $12,000), and that we will provide a matching contribution of 100% of the first 3% of the employee's deferred amount. In addition, we may make an additional discretionary matching contribution on behalf of participants who are employed on the last day of the plan year and who completed a year of service during the plan year based on the financial performance of the Company. For 2003, discretionary contributions of $593,730 (including the named executives) were made for eligible participants, in January 2004. These contributions were made in the form of Company stock. Compensation taken into account under the Plan cannot exceed $205,000 for 2004, and $200,000 for 2003. Our Board may amend or terminate this Plan at any time.

CEO COMPENSATION. The Compensation Committee, in determining the compensation for the Chief Executive Officer, considers NBT's size and complexity, financial condition and results, including progress in meeting strategic objectives. The Chief Executive Officer's fiscal 2003 salary was $425,000, an increase of 13.3%, compared to $375,000 in 2002. NBT annually retains an independent compensation consultant, and in that regard received an opinion that the total compensation was reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2003. For the fiscal year 2003, the Compensation Committee concluded that total compensation for the Chief Executive Officer was reasonable in comparison to similarly situated publicly traded financial institutions.

INTERNAL REVENUE CODE (IRC) SECTION 162(M). In 1993, the IRC was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive Officers in excess of $1 million (section 162(m) of the IRC), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring NBT's compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation.

MEMBERS OF THE COMPENSATION AND BENEFITS COMMITTEE:
Chairman:  Andrew S. Kowalczyk, Jr.

Members:   Patricia  T.  Civil
           William C. Gumble
           Michael M. Murphy
           Joseph G. Nasser
           William L. Owens
           Joseph A. Santangelo
           Paul O. Stillman

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time, NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

     The law firm of Kowalczyk, Tolles & Deery, LLP, of which Director Andrew S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2003. We paid $109,427 in fees for services received from this firm. The law firms of Harris Beach LLP, of which Director William L. Owens is a partner;
Oliver, Price & Rhodes, of which Director Paul D. Horger is a partner; and Needle, Goldenziel and Pascale, of which Director Gene E. Goldenziel is a partner, also provided legal services to us in 2003. The amounts paid to each of these entities was less than the established reporting thresholds.

PERFORMANCE  GRAPH

The following graph compares the cumulative total stockholder return (i.e., price change, reinvestment of cash dividends and stock dividends received) on our common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the Index for NASDAQ Financial Stocks. The stock performance graph assumes that $100 was invested on December 31, 1998. The graph further assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the relevant fiscal year. The yearly points marked on the horizontal axis correspond to December 31 of that year. We calculate each of the referenced indices in the same manner. All are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e., more valuable) count for more in all indices.


17                                             PROXY STATEMENT: NBT BANCORP INC.

  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG NBT BANCORP INC., THE INDEX FOR NASDAQ FINANCIAL STOCKS, AND THE NASDAQ STOCK MARKET (U.S. COMPANIES)
                                      INDEX

                                [GRAPHIC OMITTED]

DATA:
-----
Ticker           Name             4 Qtr 98    4 Qtr 99   4 Qtr 00   4 Qtr 01   4 Qtr 02   4 Qtr 03
NBTB    NBT Bancorp              $    100.00  $   72.22  $   71.85  $   74.27  $   91.12  $  118.48
NDF     NASDAQ Financial Stocks  $    100.00  $   92.80  $  105.33  $  111.23  $  109.47  $  143.54
CCMP    NASDAQ Composite Index   $    100.00  $  186.09  $  113.19  $   89.66  $   61.67  $   92.97


                                    DATE         VALUE
        NBT STOCK                 12/31/1998  $  100.00
                                  12/31/1999  $   72.22
                                  12/31/2000  $   71.85
                                  12/31/2001  $   74.27
                                  12/31/2002  $   91.12
                                  12/31/2003  $  118.48

RISK  MANAGEMENT  COMMITTEE  REPORT

Our Risk Management Committee, which functions as our audit committee, is comprised of nine directors who are not Officers or employees of NBT. Each of the members of the Risk Management Committee is an independent director under SEC Regulation and Rule 4200(a)(14) of the Nasdaq Stock Market. No member of the Risk Management Committee serves on three or more audit committees. The Risk Management Committee held four meetings during 2003. The meetings were designed to facilitate and encourage private communication between the Risk Management Committee, the internal auditors and our independent public accountants, KPMG LLP.

     Our Risk Management Committee acts under a written charter adopted and approved by our Board. The Risk Management Committee has performed the procedures specified in the attached charter regarding the preparation and review of our consolidated financial statements as of and for the three years ended December 31, 2003. Among the procedures performed, the Risk Management Committee has:

     - Reviewed and discussed the audited consolidated financial statements with NBT Management;
     - Discussed with KPMG LLP, our independent auditors, the matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU Sec. 380); and
     - Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP its independence.

     On the basis of its review as specified in the attached charter and discussions referred to in this section of the proxy statement, the Risk Management Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2003 for filing with the SEC.

MEMBERS OF THE RISK MANAGEMENT COMMITTEE:
Chairman:    Joseph G. Nasser

Members:     Richard Chojnowski
             William C. Gumble
             Janet H. Ingraham
             John C. Mitchell
             Van Ness D. Robinson
             Joseph A. Santangelo
             Paul O. Stillman
             Patricia T. Civil (*)

(*) Patricia T. Civil was designated as NBT's "audit committee financial expert" upon joining the Committee and Board in May 2003. Ms. Civil meets the independence standards identified above.


18                                             PROXY STATEMENT: NBT BANCORP INC.

NBT'S  INDEPENDENT  AUDITORS

Our Risk Management Committee has appointed KPMG LLP as our independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2004. KPMG LLP has served as our independent auditors since 1987. We expect representatives of KPMG LLP to be present at our annual meeting. Those representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of NBT's annual consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, and fees billed for other services provided by KPMG LLP. Prior to any new engagement representing a permissible audit or non-audit activity, approval of the Risk Management Committee is required.

                                 2003       2002
---------------------------------------------------
Audit Fees                     $363,000  $  329,000
Audit related fees (1)         $ 20,000  $   30,000
                               --------  ----------
Audit and Audit related fees   $383,000  $  359,000
Tax fees (2)                   $149,555  $  554,270
All other fees (3)             $      0  $   94,739
                               --------  ----------
Total Fees                     $532,555  $1,008,009
---------------------------------------------------

(1) Audit related fees consisted of fees for audits of employee benefit plan financial statements.
(2) Tax fees consisted of fees for tax return preparation, tax compliance and tax planning services.
(3) All other fees in 2002 consisted of fees for mortgage process review analysis.

AUDIT COMMITTEE REVIEW. Our Risk Management Committee has considered whether KPMG's provision of the non-audit services summarized in the preceding section is compatible with maintaining KPMG's independence.

OTHER  MATTERS

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2005 Annual Meeting of Stockholders must be received by NBT by November 28, 2004. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an annual meeting.

     If the proposal is submitted pursuant to the Company's Bylaws, in which case the notice of the proposal must meet certain requirements set forth in our Bylaws and we are not required to include the proposals in our proxy materials, the proposal must be received on or after January 31, 2005 and on or before March 2, 2005.

OTHER  MATTERS

As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this proxy statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote in accordance with the determination of the majority vote of our Board.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on form 10-K for the year ended December 31, 2003 and exhibits thereto required to be filed with the SEC under the Securities Exchange Act of 1934. Such written request should be directed to:

          Michael J. Chewens
          Senior Executive Vice President,
          Chief Financial Officer and Corporate Secretary
          NBT Bancorp Inc.
          52 South Broad Street
          Norwich, NY 13815


19                                             PROXY STATEMENT: NBT BANCORP INC.

APPENDIX  A


NBT BANCORP INC.
RISK MANAGEMENT COMMITTEE POLICY STATEMENT AND CHARTER
--------------------------------------------------------------------------------

PURPOSE  OF  THE  COMMITTEE:

The Board of Directors of NBT Bancorp Inc. ("NBT" or the "Company") established the RISK MANAGEMENT COMMITTEE for the purpose of assisting the Board in fulfilling its oversight responsibilities to NBT, its subsidiaries and its shareholders for the Company's accounting and financial reporting process and the audits of the financial statements of the Company and to meet the Company's regulatory and legal requirements. The Committee's primary duties and responsibilities are to:

     - Monitor the integrity of and oversee the Company's accounting and financial reporting processes and systems of internal control regarding finance, accounting and legal compliance.

     - Ensure the independence and monitor the performance of the Company's independent auditors and the Risk Management Division (which includes the internal audit department) personnel.

     - Assume the direct responsibility for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each registered public accounting firm employed by the Company shall report directly to the Committee.

     - Be directly responsible for the appointment, compensation and oversight of the Senior Risk Management Division Officer.

     - Provide an avenue of communication among the independent auditors, Management, the Risk Management Division and the Board of Directors.


COMMITTEE MEMBERSHIP AND INDEPENDENCE:

THE RISK MANAGEMENT COMMITTEE WILL BE COMPRISED OF:

     - A minimum of three directors, each of whom meets the financial literacy requirements of Section 36(g)1(C)(i) of the rules and regulations of the Federal Deposit Insurance Corporation, the Nasdaq Stock Market and any other applicable rules or regulations and the independence requirements under applicable rules of the Securities and Exchange Commission ("SEC"), FDIC and Nasdaq Stock Market.

     - At least one member who is an "audit committee financial expert" within the meaning of Sec. 407 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC thereunder.

The Chairman and members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed and replaced by the Board, but all replacements shall be made on the recommendation of the Nominating and Corporate Governance Committee.

INDEPENDENCE:

THE RISK MANAGEMENT COMMITTEE HAS ADOPTED A DEFINITION OF INDEPENDENCE THAT IS CONSISTENT WITH SEC, THE SARBANES- OXLEY ACT OF 2002 (AND THE RELATED RULES OF THE SEC THEREUNDER), NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD") AND OTHER APPLICABLE REQUIREMENTS. IN BRIEF:

     "Members of the Committee shall be considered independent if they have no relationship to NBT that may interfere with the exercise of their independence from Management and the Company."

The Board of Directors will assess the Committee members' independence in accordance with the applicable rules and regulations on an annual basis. All Committee members will reaffirm and attest to their independence on an annual basis.


20                                             PROXY STATEMENT: NBT BANCORP INC.

COMMITTEE POWERS, AUTHORITY, DUTIES AND RESPONSIBILITIES:

The purpose of this Policy Statement and Charter is to confirm the authority and organization of the Risk Management Committee of the Board of Directors of NBT. The Policy Statement/Charter will:

     -    Be  approved  by  the  full  Board  of  Directors.
     -    Specify  the  scope  of  the  Committee's  responsibilities.

     - Specify how the Committee carries out those responsibilities, including structure, processes and membership requirements.

     - Require an annual review and reassessment regarding the adequacy of the Policy Statement/Charter and this Committee (annual reviews and reassessments will be reviewed and ratified by Nominating and Corporate Governance Committee and ultimately the full Board).

     - Be published at least every three years in accordance with SEC regulations.

THE  RISK  MANAGEMENT  COMMITTEE  SHALL:

     - Meet the requirements set forth by the SEC, the NASD and other applicable government and regulatory agencies.

     -    Report  regularly  and  directly  to  the  Board  of  Directors.

     - Be selected by and composed of independent members of the Board of Directors.

     - Hold quarterly meetings and such other special meetings as deemed necessary.

     - Meet privately in executive session at all meetings, with the independent auditors and the Senior Risk Management Division Officer to discuss any matters that the Committee believes should be discussed.

     - Have access to and the authority to engage outside parties as needed to advise and assist in Committee matters.

     - Have access to the independent auditors and Risk Management Division personnel (who will be independent and held accountable to this Committee and the Board of Directors).

IN GENERAL, THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS FOR THE FOLLOWING:

     - Review, as required by FDICIA Sec.112, Management's annual assertion with respect to the system of internal controls at certain banking subsidiaries. Review the independent auditors' reports and attestations regarding the same.

     - Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     - Review and annually approve the Company's Code of Business Conduct and Ethics. Review for potential conflict of interest situations and approve, on an ongoing basis, related party transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K. Since NBT Bancorp through its subsidiary, NBT Bank, N.A. is in the business of lending to its customers, who include our directors, Officers and employees, adherence to the requirements set forth in Regulation promulgated by the Board of Governors of the Federal Reserve Bank is mandated.

     - Provide governance, guidance and oversight of the Company's internal control structure.

     - Review all regulatory examination reports and required Management responses.

     - Review the internal audit function including coordination of plans with the independent auditors. Approve the annual internal audit plan. Review progress made throughout the year in completing the annual internal audit plan. Consider and review audit reports issued and Management responses received or updated since the previous meeting.

     -    Review  and  assess  the  annual  Trust  Division  Audit(s).

     - Review with the Senior Loan Review Officer the results of completed reviews and the status of reviews in progress. Reviews are conducted for the purpose of reporting on the quality of credits and credit administration.

     - Review with the Compliance Officer (as needed) the status of the Company's Regulatory Compliance Program.

     - Review the Security Officer's annual report on the status of the security at certain banking subsidiaries, in compliance with the Bank Protection Act of 1968 and OCC Regulation 12 CFR 21.

     - Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company or any subsidiary regarding questionable accounting or auditing matters.


21                                             PROXY STATEMENT: NBT BANCORP INC.

     - Maintain a concurring role in the appointment/dismissal of the Senior Risk Management Division Officer through evaluations of his/her performance and independence.

     - Engage an independent consulting firm to assess the effectiveness of the Audit, Compliance, Security and/or Loan Review Departments and incur such expense at its own discretion at such time as the Committee deems it necessary.

     - Take all action necessary, advisable or proper to perform Committee duties for each Bank and non-Bank subsidiary.


WITH REGARD TO THE COMPANY'S INDEPENDENT AUDITORS (I.E., THE REGISTERED PUBLIC ACCOUNTING FIRMS COVERED BY THIS CHARTER AND SECTION 10A OF THE SECURITIES AND EXCHANGE ACT OF 1934), THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS FOR THE FOLLOWING:

     - Ensure that the independent auditors are ultimately accountable to the Board of Directors and the Committee.

     - Select, appoint, oversee and authorize funding for the independent auditors.

     - Prior to and during their annual review, meet with and evaluate the independent auditors. Discuss with the independent auditors their audit plans, staffing and scope for the annual audit.

     - Review and pre-approve all audit and permissible non-audit services. The Committee shall review audit fees and compensation for all services performed.

     - Review the information required by Statement on Auditing Standards ("SAS") No. 61 on an annual basis with the independent auditors. Request that the independent auditors review, in accordance with SAS No. 100, the SEC Form 10- Q's, prior to their ling and update any material changes in SAS No. 61 information on a quarterly basis. Such updates to SAS No. 61 information may be communicated to the Committee Chairman.

     - On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company, which could impair the auditors' independence. Independent auditors shall communicate their independence in writing on an annual basis in accordance with Independent Standards Board Standard No. 1.

     - Assure regular rotation of the lead and/or concurring audit partner in accordance with applicable law.

     - Review the proposed hiring of employees of the Company's independent auditor or former employees who have worked for the Company's independent auditor within the past three years.

     - Take all action necessary, advisable or proper to perform Committee duties for each Bank and non-Bank subsidiary.

OTHER DUTIES FOR WHICH THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS INCLUDE THE FOLLOWING:

     - Review the Company's quarterly unaudited and annual audited consolidated financial statements prior to their filing with the SEC. The review should include discussion with Management and independent auditors of significant issues regarding accounting principles and judgements. Also, the Committee shall receive and review the results of the annual audit and any other required communications from the independent auditors. Based on such reviews and discussions, the Committee shall advise the Board whether it recommends that the audited consolidated financial statements be included in the Company's SEC Form 10-K to be filed with the SEC.

     - Meet at least annually with Management, Risk Management Division personnel and the independent auditors to review NBT's major financial risk exposures and the steps Management has taken to monitor and control such exposures.

     - On at least an annual basis, review with appropriate parties any legal matters that could have a significant impact on the Organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or government agencies.

     - Prepare the report(s) required by the rules of applicable agencies including the SEC and NASD to be included in the Company's annual proxy statement.

The Committee may, at its discretion, request any special investigations of conflicts of interest, regulatory compliance, or any other significant matters of concern. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Committee will, at its discretion, meet privately with the independent auditors, Management and/or members of the Risk Management Division. The Committee may delegate certain of the above responsibilities to its Chairman or other Committee members, however, this in no way, relieves the Committee of overall responsibility.


22                                             PROXY STATEMENT: NBT BANCORP INC.

     While the Risk Management Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine independently of Management and the independent auditors that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.



23                                             PROXY STATEMENT: NBT BANCORP INC.

NBT BANCORP

NBT BANCORP INC.
24 CHURCH STREET
CANAJOHARIE, NY 13317

VOTE BY INTERNET - www.proxyvote.com
                   -----------------
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 3, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 3, 2004. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NBT Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                    NBTBC1    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================

NBT BANCORP INC.

  VOTE ON DIRECTORS

  2. To elect the five director nominees listed below
    (Proposal 2):
                             For  Withold  For All  To withhold authority to vote for a particular
                             All  All      Except   nominee,  mark  "For All Except" and write the
                                                    nominee's number on the line below:

                             [ ]   [ ]      [ ]
                                                    --------------------------------
     Nominees:

     01) Daryl R. Forsthye
     02) William C. Gumble
     03) William L. Owens
     04) Van Ness D. Robinson
     05) Patricia T. Civil

  VOTE ON PROPOSALS
                                                             For   Against  Abstain

                                                              [ ]    [ ]    [ ]

1.   To fix the number of directors at sixteen (Proposal 1)

3. The proxies are authorized to vote in accordance with the majority vote of our Board, upon such other business that may properly come before the meeting.


Please sign here exactly as name(s) appear(s) above. When signing as attorney, executor, administrator, trustee, guardian, or in any other fiduciary capacity, give full title. If more than one person acts as trustee, all should sign. All joint owners must sign.

For address changes and/or comments,
please check this box and write them
on the back  where  indicated                                    [ ]

Please indicate if you plan to attend this meeting.   [ ]  [ ]

                                                      YES  YES

---------------------------------------             ----------------------------
                                 |    |                                   |    |
                                 |    |                                   |    |
---------------------------------------             ----------------------------
Signature[PLEASE SIGN WITHIN BOX]  Date             Signature(Joint Owners) Date
================================================================================

--------------------------------------------------------------------------------


================================================================================


                                NBT BANCORP INC.

              Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Benenati and Duward Crandall and either of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of NBT Bancorp Inc. to be held at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 4, 2004 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, with all power which the undersigned would possess if personally present, and to vote all shares of NBT's common stock which the undersigned may be entitled to vote at the meeting upon the proposals on the reverse side, as described in the accompanying proxy statement, in accordance with the following instructions and, in accordance with the majority vote of our Board, upon any other matters that may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, A PROPERLY EXECUTED PROXY WILL BE VOTED FOR THE PROPOSLAS LISTED ON THE REVERSE SIDE. THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

|------------------------------------------------------------------------------|
|  Address Changes/Comments:                                                   |
|                          ----------------------------------------------------|
|                                                                              |
|  ----------------------------------------------------------------------------|
|                                                                              |
|------------------------------------------------------------------------------|
  (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)


================================================================================